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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                               --------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report:                            JANUARY 29, 1997
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Date of earliest event reported:           JANUARY 23, 1997
                                ------------------------------------------------


                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     1-13926                   76-0321760
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(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)


  15415 KATY FREEWAY, HOUSTON, TEXAS                                    77094
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code          (281) 492-5300
                                                    ----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On January 23, 1997, Diamond Offshore Drilling, Inc. ("Diamond Offshore") issued a press release announcing Diamond Offshore's earnings for its fiscal year and fiscal quarter ended December 31, 1996 and Diamond Offshore's plans to offer $300 million of Convertible Subordinated Notes Due 2007 (the "Notes") in a public offering to be underwritten by Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc. (the "Underwriters"). Filed herewith are (i) the form of Underwriting Agreement proposed to be entered into between Diamond Offshore and Credit Suisse First Boston Corporation, individually and as the Representative of the Underwriters, (ii) the form of Supplemental Indenture proposed to be entered into between Diamond Offshore and The Chase Manhattan Bank, as Trustee (the "Trustee"), relating to the Notes, (iii) such press release and (iv) the Statement of Eligibility of the Trustee on Form T-1.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits.

Exhibit number      Description
--------------      -----------
     1.1            Form of Underwriting Agreement between Diamond
                    Offshore Drilling, Inc. and Credit Suisse First Boston
                    Corporation, individually and as the Representative of
                    the Underwriters named therein (filed herewith).

     4.1            Form of Supplemental Indenture between Diamond
                    Offshore Drilling, Inc. and The Chase Manhattan Bank, as Trustee (filed herewith).

     20.1           Press Release of Diamond Offshore Drilling, Inc. dated
                    January 23, 1997 (filed herewith).

     25.1 Statement of Eligibility of Trustee on Form T-1 (filed herewith).





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DIAMOND OFFSHORE DRILLING, INC.


                                  By: /s/ RICHARD L. LIONBERGER
                                     -------------------------------------------
                                           Richard L. Lionberger
                                           Vice President, General Counsel
                                                   and Secretary


Dated:  January 29, 1997





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                                 EXHIBIT INDEX

     Exhibit number      Description
     --------------      -----------
          1.1            Form of Underwriting Agreement between Diamond
                         Offshore Drilling, Inc. and Credit Suisse First Boston
                         Corporation, individually and as the Representative of
                         the Underwriters named therein (filed herewith).

          4.1            Form of Supplemental Indenture between Diamond
                         Offshore Drilling, Inc. and The Chase Manhattan Bank, as Trustee (filed herewith).

          20.1           Press Release of Diamond Offshore Drilling, Inc. of
                         January 23, 1997 (filed herewith).

          25.1 Statement of Eligibility of Trustee on Form T-1 (filed herewith).


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